Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WindGen Energy, Inc., a Utah corporation (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald Conquest, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant of Section 906 of the Sarbanes- Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2022

/s/ Ronald Conquest
Ronald Conquest

Chief Executive Officer
WindGen Energy, Inc.